SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): MARCH 31, 2003
                                                         --------------



                     Premier Development & Investment, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


            504 Beebe Ct., Frderick, Maryland                   21703
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
                                                          --------------

ITEM 5.     OTHER EVENTS.
------     ------------

     On March 28, 2003 the Board of Directors approved a fifty-for-one (50:1) forward stock split. The Record Date was set as of April 9, 2003 and the Payable date was set as of April 10, 2003. Stockholders of record do not need to take any action to participate in the forward stock split.

     In conjunction with the forward stock split, the number of authorized shares of common stock, class A, is being increased from 25,000,000 to 1,250,000,000 and the par value of the common stock, class A, is being decreased from $0.001 a share to $0.00002 a share. Upon these changes the stated capital value for our common stock, class A, will remain a constant $25,000.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
------     ---------------------------------

(c)        Exhibit.

99.1       The Registrant's Press Release dated March 31, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: March 31, 2003                     /s/ Eric R. Boyer
                                         --------------------------------------
                                         Eric R. Boyer
                                         President and Chief Executive Officer




                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                  Sequential
Number          Description                              Page Number
------          -----------                              -----------

99.1            The Registrant's Press Release               3
                dated March 31, 2003